UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 5, 2017

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

500 Research Drive, Unit 3

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on October 10, 2016, Implant Sciences Corporation (the “Company”), and the Company’s subsidiaries, C Acquisition Corp., Accurel Systems International Corporation and IMX Acquisition Corp. (collectively with the Company, the “Sellers”), entered into an asset purchase agreement (as amended, the “Purchase Agreement”) with L-3 Communications Corporation (“Buyer”), a wholly-owned subsidiary of L-3 Communications Holdings Inc.  Pursuant to the Purchase Agreement, subject to the terms and conditions set forth therein, the Sellers agreed to sell substantially all of their assets, including their explosives trace detection (ETD) business, to Buyer pursuant to a sale conducted under Section 363 of the Chapter 11 of Title 11 of the United States Code (the “Transaction”).

On December 16, 2016, the United States Bankruptcy Court for the District of Delaware entered an order authorizing the Transaction, authorizing and approving the Sellers’ performance under the Purchase Agreement, approving the assumption and assignment of certain of the Sellers’ executory contracts and unexpired leases related thereto, and granting related relief.

On January 5, 2017, the closing of the Transaction occurred.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 above is incorporated herein by this reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the closing of the Transaction, on January 6, 2017, each of Dr. William J. McGann, Darryl Jones, Roger Deschenes, Todd Silvestri and Brenda L. Baron resigned from their positions as executive officers and employees of the Company and any of its subsidiaries, as applicable, and Dr. William J. McGann resigned from his position as a member of the board of directors of each Seller.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the closing of the Transaction, on January 5, 2017, the Company filed Articles of Amendment to the Company’s Restated Articles of Organization in the State of Massachusetts to change the Company’s name to Secure Point Technologies, Inc.

Item 7.01 Regulation FD Disclosure

On January 6, 2017, the Company issued a press release announcing the closing of the Transaction.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Implant Sciences Corporation, dated January 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:   /s/ Robert P. Liscouski

        Name:  Robert P. Liscouski

        Title: President

Date:  January 6, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Implant Sciences Corporation, dated January 6, 2017